SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2003

SERACARE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-33045 (Commission File Number)	33-0056054 (I.R.S. Employer Identification No.)
1935 Avenida del Oro, Suite F Oceanside, California (Address of principal executive offices)		92056 (Zip Code)

Registrant’s telephone number, including area code: (760) 806-8922

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On August 8, 2003, SeraCare Life Sciences, Inc. issued a press release announcing its financial results for the quarterly period ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.

August 8, 2003	By:	/s/ TIM HART
Tim Hart Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on August 8, 2003.